Exhibit 10.1 CASPER SLEEP INC. AMENDED AND RESTATED DIRECTORS DEFERRED COMPENSATION PLAN Section 1. Purpose and Effective Date The purpose of this Plan is to provide the non-employee members of the Board of Directors (the “Board”) of Casper Sleep Inc. (the “Company”) with an opportunity to elect the date on which their Eligible Director Compensation granted pursuant to the Compensation Policy and the Company’s Equity Plan will be settled and paid, including any deferral thereon (in addition to any vesting requirements set forth in an RSU Grant Agreement, as applicable) and to establish the terms for such elections and deferrals. Section 2. Eligibility Any member of the Board (a “Director”) who is not an officer or employee of the Company or a subsidiary of the Company is eligible to participate in the Plan. Section 3. Elections to With Respect to a Director Award RSU (a) Normal Time of Election . Elections under this Plan with respect to any Eligible Director Compensation for a Plan Year shall be made no later than the date specified by the Plan Administrator, but no later than December 31 of the calendar year prior to the year in which the services are performed. Any such election shall be effective for Eligible Director Compensation earned in the following calendar year. (b) Initial Service as a Director. Notwithstanding Section 3(a), a new Director nominee (who is not at the time of nomination a sitting Director) may make an initial election within 30 days (or such earlier date as specified by the Plan Administrator) following the date the nominee commences service as a Director and such election shall be effective for the Eligible Director Compensation earned following the later of the date the nominee commences services as a Director and the date the election form is provided to the General Counsel and Secretary of the Company. A Director shall have no right to defer Eligible Director Compensation under the Plan with respect to periods of service prior to the date such Director commences service as a Director (and any such deferral election shall not apply to any compensation for services performed prior to the date such election is submitted as provided in this Section 3). (c) Manner of Election . Unless otherwise determined by the Plan Administrator, a participant may elect to a Settlement Date for up to 100% of such participant’s Eligible Director Compensation for a Plan Year within the time periods prescribed under this Section 3 by giving written notice on an election form provided by the Company, which notice shall specify (to the extent applicable) the Settlement Date elected under Section 4. (d) Duration and Effect of Election. An election to defer Eligible Director Compensation shall become effective and binding on the participant once the Plan Year to which the election applies has commenced and, except as provided by this paragraph, once made, is irrevocable and may not be changed. An election for a Plan Year may be cancelled upon demonstration of an “unforeseeable emergency” (within the meaning of Section 409A) and with the concurrence of the Company. The Plan Administrator may in its discretion provide that elections may be evergreen and apply to all future Plan Years until revoked according to such procedures established by the Plan Administrator. However, any revocation will only apply to a future Plan Year.

- 2 - Section 4. Settlement Date Election (a) A participant may elect the Settlement Date of his or her Eligible Director Compensation for a Plan Year to be paid upon the earlier of (i) a specified year in the future, between one (1) and ten (10) years following the date of grant, provided the Settlement Date and payment will be made on the March 15 of the selected year (or the first business day immediately following March 15 if March 15 is not a business day), unless otherwise provided for by the Administrator, or (ii) the participant’s Separation from Service. If a participant does not make an election under this Plan with respect to such participant’s eligible Director Award RSUs, then the Director Award RSUs will be paid as provided in the RSU Grant Agreement. Distributions to be made upon a participant’s Separation from Service shall be made in a lump sum as soon as practicable following the participant’s Separation from Service, but in no event later than December 31 of the year in which such Separation from Service occurs. (b) Deferred Eligible Director Compensation, if applicable, shall be credited to the participant’s Account in the form of Deferred Stock Units on the date it would otherwise have been paid or granted, as applicable. On such date, the Company shall credit to the participant’s Account with a number of Deferred Stock Units equal to the Eligible Director Compensation that was deferred. With respect to deferred cash compensation, the number of Deferred Stock Units will be equal to (i) the portion of the cash compensation that the participant elected to defer, divided by (ii) the fair market value of a share of Common Stock on such date (determined by using the average closing price per share of Common Stock for the 30 consecutive trading days ending on and including such date), rounded down to the nearest whole Deferred Stock Unit. No fractional Deferred Stock Units will be credited to a participant’s account. Unused cash attributable to a fractional Deferred Stock Unit will be refunded to the participant in cash as soon as practicable following the original payment date. A participant will be fully vested in each Deferred Stock Unit that relates to deferred cash compensation. Each Deferred Stock Unit credited to a participant’s Account shall carry with it a right to receive dividend equivalents in respect of the share of Common Stock underlying such Deferred Stock Unit, unless otherwise determined by the Plan Administrator in its discretion. The dividend equivalent right associated with a Deferred Stock Unit shall remain outstanding until the distribution to the participant of his or her Eligible Director Compensation in accordance with Section 4(a), and shall be paid in Shares or cash in the Plan Administrator’s sole discretion. (c) If adjustments are made to the outstanding shares of Common Stock as a result of recapitalization, merger, consolidation, split up, stock split, reverse stock split, spin-off or other distribution of stock or property of the Company, extraordinary dividends combination of securities, exchange of securities or other similar change in the capital structure of the Company (other than normal cash dividends), an appropriate adjustment also will be made to (i) the number and kind of shares of Common Stock for which Deferred Stock Units are outstanding, and (ii) the number of Deferred Stock Units credited to each participant’s Account. Section 5. Death or Disability Prior to Receipt In the event of a participant’s death or Disability prior to the date elected by the participant to receive the Eligible Director Compensation deferred hereunder, then such Eligible Director Compensation shall be paid to the participant (or the participant’s estate or personal representative, as applicable) in a lump sum within sixty (60) days following the date of the participant’s death or Disability. Section 6. Participant's Rights Unsecured Nothing in this Plan shall require the segregation of any assets of the Company or any type of funding by the Company, it being the intention of the parties that the Plan be an unfunded arrangement for federal income tax purposes. No participant shall have any rights to or interest in any specific assets or Shares by

- 3 - reason of the Plan, and any participant’s rights to enforce payment of the obligations of the Company hereunder shall be those of a general creditor of the Company. Section 7. Assignability No right to receive payments hereunder shall be transferable or assignable by a participant, except by will or by the laws of descent and distribution. A participant may not sell, assign, transfer, pledge or otherwise encumber any interest in the participant’s Eligible Director Compensation and any attempt to do so shall be void against, and shall not be recognized by, the Company. Section 8. Administration The Plan shall be administered by the Plan Administrator, who shall have the authority to adopt rules and regulations for carrying out the Plan and interpret, construe and implement the provisions of the Plan consistent with those applicable under the Equity Plan and Compensation Policy. The Plan is intended to serve the purposes of and to be consistent with any incentive compensation plan approved by the Company for purposes of the Plan. Section 9. Construction To the extent applicable to a participant, the Plan is intended to comply with Section 409A and any regulations and guidance thereunder and shall be interpreted and administered in accordance with that intent. If any provision of the Plan would otherwise conflict with or frustrate this intent, that provision will be interpreted and deemed amended so as to avoid the conflict. The laws of the State of Delaware shall govern all questions of law arising with respect to the Plan, without regard to the choice of law principles of any jurisdiction that would result in the application of the laws of another jurisdiction. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted. Although the Plan Administrator shall use its best efforts to avoid the imposition of taxation, interest and penalties under Section 409A, the tax treatment of deferrals under this Plan is not warranted or guaranteed. Neither the Company, its affiliates, their respective directors, officers, employees and advisors, the Plan Administrator (nor its designee) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any participant, beneficiary or other taxpayer as a result of the Plan. Section 10. Amendment The Plan may at any time or from time to time be amended, modified or terminated by the Company. No amendment, modification or termination shall, without the consent of the participant, adversely affect any Deferred Stock Units previously awarded to a participant under this Plan, except that the Plan Administrator may terminate the Plan and distribute the accounts under this Plan to participants in accordance with and subject to the rules of Treas. Reg. Section 1.409A-3(j)(4)(ix), or successor provisions, and any generally applicable guidance issued by the Internal Revenue Service permitting such termination and distribution. The Plan Administrator may delegate to a committee consisting of at least three employees of the Company the authority to make technical amendments to the Plan and to establish procedures regarding elections hereunder. Section 11. Delay of Payments

- 4 - To the extent permitted under Section 409A, the Plan Administrator may, in its sole discretion, delay payment under any of the following circumstances, provided that the Plan Administrator treats all payments to similarly situated participants on a reasonably consistent basis: (a) Federal Securities Laws or Other Applicable Law. A payment may be delayed where the Plan Administrator reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law; provided that the delayed payment is made at the earliest date at which the Plan Administrator reasonably anticipates that the making of the payment will not cause such violation. For purposes of the preceding sentence, the making of a payment that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not treated as a violation of applicable law. (b) Administration. The Company may delay making payment in the event that it is not administratively possible to make payment on the date (or within the periods) specified in this Plan or the making of the payment would jeopardize the ability of the Company (or any entity which would be considered to be a single employer with the Company under Section 414(b) or Section 414(c) of the Code) to continue as a going concern, and in such case, the payment will be treated as made upon the date specified in the Plan if the payment is made during the first calendar year in which the making of the payment would not have such negative economic effect. Notwithstanding the foregoing, payment must be made no later than the latest possible date permitted under Section 409A. (c) Specified Employee. Notwithstanding anything herein to the contrary, if a participant is deemed at the time of his or her Separation from Service to be a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code, to the extent delayed commencement of payment of the participant’s Account is required in order to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code, such portion of the participant’s Account shall not be payable to the participant prior to the earlier of (a) the expiration of the six-month period measured from the date of the participant’s Separation from Service or (b) death. Any amounts otherwise payable to the participant during such period following the Participant’s Separation from Service that are not so paid by reason of this Section 11(c) shall be paid as soon as practicable (and in all events within thirty (30) days) after the date that is six (6) months after the Participant’s Separation from Service (or, if earlier, as soon as practicable, and in all events within thirty (30) days, after the date of the Participant’s death). Section 12. Definitions (a) “Account” shall mean a bookkeeping account created by the Company for each participant in accordance with an election by a participant to receive deferred stock compensation under Section 3 hereof. The Account shall be a bookkeeping entry only and shall be used solely as a device to measure and determine the amounts, if any, to be paid to a participant under the Plan. (b) “Compensation Policy” means the Casper Sleep Inc. Non-Employee Director Compensation Policy (as it may be amended from time to time). (c) “Deferred Stock Unit” means an economic unit equal in value to one share (or fraction thereof) of Common Stock that is received by a participant pursuant to this Plan and provides for the deferred receipt of compensation. (d) “Director Award RSUs” means the RSUs granted to a Director for serving as a member of the Board pursuant to the Compensation Policy. (e) “Disability” shall have the meaning ascribed to such term in the Equity Plan.

- 5 - (f) “Eligible Director Compensation” means such portion of the compensation payable to a director for his or her service as a director pursuant to the Compensation Policy that the Plan Administrator designates as eligible for deferral under this Plan. (g) “Equity Plan” means the Company’s 2020 Equity Incentive Plan (as it may be amended from time to time) or any successor plan. (h) “Plan” means this Casper Sleep Inc. Amended and Restated Directors Deferred Compensation Plan. (i) “Plan Administrator” means the Administrator of the Equity Plan. Unless and until otherwise specified, the Compensation Committee of the Board of Directors of the Company shall be the Plan Administrator. (j) “Plan Year” means a calendar year. (k) “RSU” means a stock-settled restricted stock unit granted under the Equity Plan. (l) “RSU Grant Agreement” means the agreement between the Company and a Director which sets forth the terms and conditions of the participant’s Director Award RSUs. (m) “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended and the regulations and guidance promulgated thereunder. (n) “Share” means a share of the Company’s common stock, par value $0.000001 per share. (o) “Separation from Service” means termination of service as a Director; provided that the individual is not or does not as a result thereof become an employee or maintain an independent contractor relationship with the Company or any subsidiary. All determinations of whether an individual has had a Separation from Service shall be made applying the definition contained in Treasury Regulation §1.409A- 1(h). (p) “Settlement Date” has the meaning set forth in the RSU Grant Agreement as the date the Shares become payable under the grant of the Director Award RSUs (absent a deferral election pursuant to this Plan).